UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2014

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd. Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices and Zip Code)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 17, 2014, Green Dot Corporation (“Green Dot” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Patriot Merger Sub LLC, a wholly owned subsidiary of Parent (“Merger Sub”), SBBT Holdings, LLC (“SBBT”), Platform TPG LLC, solely in its capacity as the initial Holder Representative thereunder, and certain persons delivering joinder agreements therewith.
The Merger Agreement provides for, among other things, the merger of Merger Sub with and into SBBT, with SBBT surviving as a wholly owned subsidiary of the Company. In the merger, Green Dot will pay and issue to the equityholders of SBBT (the “Holders”) $205,000,000 in cash and 6,133,334 shares of common stock of Green Dot (of which 1,066,667 shares will be deposited in an escrow fund to serve as a source of payment of any indemnification obligations of the Holders under Article VIII of the Merger Agreement), plus up to $80,000,000 of earn-out consideration payable in cash at the times and subject to the contingencies set forth in the Merger Agreement, all in accordance with and pursuant to the terms and conditions set forth in the Merger Agreement. Green Dot intends to fund the cash portion of the merger consideration in part from cash on its balance sheet and in part through borrowings under a proposed credit facility to be entered into among Green Dot, Bank of America, N.A., as the administrative agent, Wells Fargo Bank, National Association, and the other lenders under the credit facility.
The board of directors of Green Dot has approved and adopted the Merger Agreement. The merger is not subject to approval by the stockholders of Green Dot. Until the earlier of the closing or the termination of the Merger Agreement, SBBT has agreed not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide information in connection with, any alternative business combinations.
Completion of the merger is subject to certain customary conditions. The Merger Agreement also contains customary representations, warranties and covenants by each of the parties thereto. The Merger Agreement contains certain termination rights for both Green Dot and SBBT.
Cautionary Statements
The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.
The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Green Dot, SBBT or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Green Dot, SBBT, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Green Dot or SBBT. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Green Dot or SBBT and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.
Merger Announcement
On September 18, 2014, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
Updated Outlook
On September 18, 2014, the Company issued a press release updating its non-GAAP revenue and earnings guidance for 2014. A copy of the press release is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.
The information furnished in Item 7.01 of this Current Report, including the exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description

2.1
Agreement and Plan of Merger, dated as of September 17, 2014 by and among Green Dot Corporation, Patriot Merger Sub LLC, SBBT Holdings, LLC, Platform TPG LLC, solely in its capacity as the initial Holder Representative thereunder, and the certain persons delivering joinder agreements therewith†

99.1	Press release, dated September 18, 2014 (solely furnished and not filed for purposes of Item 7.01).

99.2	Press release announcing updated financial outlook, dated September 18, 2014 (solely furnished and not filed for purposes of Item 7.01).
_____________

†
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Green Dot hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ Steven W. Streit
Steven W. Streit
Chief Executive Officer

Date: September 18, 2014

EXHIBIT INDEX

Number	Description

2.1
Agreement and Plan of Merger, dated as of September 17, 2014 by and among Green Dot Corporation, Patriot Merger Sub LLC, SBBT Holdings, LLC, Platform TPG LLC, solely in its capacity as the initial Holder Representative thereunder, and the certain persons delivering joinder agreements therewith†

99.1	Press release, dated September 18, 2014 (solely furnished and not filed for purposes of Item 7.01).

99.2	Press release announcing updated financial outlook, dated September 18, 2014 (solely furnished and not filed for purposes of Item 7.01).
_____________

†
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Green Dot hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.